                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 2, 2004 (March 1, 2004)
                                                --------------------------------

                            ENERGY WEST, INCORPORATED
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             (Exact name of registrant as specified in its charter)

      MONTANA                         0-14183               81-0141785
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(State or other jurisdiction         (Commission           (IRS Employer
     of incorporation)               File Number)        Identification No.)

1 First Avenue South, Great Falls, Montana                      59401
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  (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code   (406) 791-7500
                                                   -----------------------------

                                 Not applicable
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          (Former name or former address, if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure.

         On March 1, 2004, Energy West, Incorporated (the "Company") issued a press release announcing that the Company has filed applications with the
Montana Public Service Commission and the Wyoming Public Service Commission
seeking approval of proposed modifications to its current $23 million secured revolving credit facility with LaSalle Bank National Association. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.     Financial Statements and Exhibits.

         (c) EXHIBITS. The following exhibits are filed herewith:

         99.1     Press Release dated March 1, 2004.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  March 2, 2004        ENERGY WEST, INCORPORATED

                                     By:  /s/ John C. Allen
                                         ---------------------------------------
                                         John C. Allen
                                         Interim President and Chief Executive
                                         Officer